Investor Presentation | May 2025

2 Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2024, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: a compelling investment”, “‘One Interface’ Strategy”, “Brand Leader in the Specified Channel”, and “Financial Policy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix Note: Sum of reconciling items may differ from total due to rounding of individual components

3 At Interface, we’re Made for More Who We Are Leading Established GlobalDedicated Engaged provider of commercial flooring: carpet tile, rubber, and LVT brand with a history of innovation and a commitment to the pursuit of sustainability to performance and improving the built environment, industry, and the world manufacturing capabilities with a focus on local market needs customer-centric and purpose- driven culture with deep design and innovation roots

Interface is a global leader in commercial flooring 4 $1.3 billion in net sales in FY2024 3,600 global employees 6 manufacturing locations on 4 continents ATL headquartered in Atlanta, GA Recognized leader in sustainability with over 50 years of innovation First cradle-to-gate carbon negative commercial carpet tile and rubber flooring prototype Premium brands with attractive margins and leadership in core categories

11% APAC 46% Corporate Office 20% Education  Increase in return to office mandates driving refreshes, especially in Class A spaces  Our premium products are competitively advantaged in design, performance and sustainability  Regional migration driving segment growth  K-12 schools modernizing and expanding facilities  Higher education campus investments being made to attract students in a competitive market  An aging population, longer life expectancies and increased technology usage supporting demand  Our U.S. integrated sales teams finding new opportunities to sell our full suite of products  Includes Government, Retail, Residential Living, Hospitality, Consumer Residential and all other segments Healthcare 28% EMEA 61% Americas REVENUE BY REGION Diversified Geographically and Customer Segments 5 Note: Figures represent LTM Q1 2025 and may not sum to 100% due to rounding Corporate Education Other 10% Healthcare 24% Other REVENUE BY CUSTOMER SEGMENT

Interface: a compelling investment

Interface®

We are **global leaders** in…


Design


Performance


Sustainability

Images © Christopher Payne / Esto

… with a strong **financial foundation**

attractive margins	strong liquidity	healthy balance sheet

… and **unwavering commitment to our people**

winning culture	commitment to talent development	activation of inclusion networks

6

‘One Interface’ Strategy  Build strong global functions to support our world-class local sales teams  Accelerate growth through enhanced productivity of our commercial teams  Expand margins through global supply chain management and complexity reduction  Lead in design, performance, and sustainability 7

Interface Positioning

Attractive Product Portfolio

Interface®



Carpet Tile

- Industry-leading cradle-to-gate carbon negative carpet tile
- Biomimicry-inspired design (i2)
- No glue installation with TacTiles®
- Faster, more profitable installation for contractors
- Recyclable via our ReEntry® program



Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
- No transition strips needed; same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)



Rubber

- Offered in modular tiles, sheet, and specialized surface sheet
- Ideal for hygienic, high-traffic flooring applications
- Extremely durable with strong chemical resistance
- Industry-leading cradle-to-gate carbon negative rubber flooring prototype

9

Total global commercial flooring market = $39 Billion Interface served market = $9+ Billion  Global share leader in $5B Carpet Tile segment (now exceeds Broadloom segment globally)  Leader in high growth $3B LVT segment  Entered $1B Rubber segment in 2018, acquisition of nora, the category leader Source: Market Insights LLC Ceramic Tile Wood LVT Resilient Laminate Other BroadloomCarpet Tile Hard Surface Soft Surface $12 $7 $2 $1 $3 $3 $5 Other Global Commercial Flooring Segment ($ in billions) Leading Global Provider of Commercial Flooring Solutions 10 Rubber $5

- 20 40 60 80 100 120 Low End Mid-Range High End Brand Leader in the Specified Channel 11 Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins. Source: 2023 World Map – Contract Carpet Tiles (AJCP Associates) Opportunity to expand in low/mid-range price points Maintain significant share of the high-end and mid-range price points Share leader in the specified and end user channels of commercial carpet tile Global Carpet Tile Price Categories Interface Share <15% ~15 – 25% +25% Vo lu m e (s qu ar e m et er s in m illi on s)

 Physical presence in 18 countries  Global account management  Six manufacturing locations on four continents  Global supply chain management  Unique blend of efficiency and customization Note: Figures represent LTM Q1 2025 and may not sum to 100% due to rounding Americas 61% of Net Sales Europe 28% of Net Sales Asia-Pacific 11% of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom / Office Global Sales and Manufacturing Platform 12

ESG Overview

2024 ESG Highlights 14 Environmental Stewardship Reduce our environmental impact and drive innovation as we progress towards our goal of carbon negative by 2040. • Reduced GHG emissions by 4% • Decreased carbon footprint across all product categories • Refocused climate ambition on absolute emission reductions and carbon storage, without offsets • Collected +9 million pounds of post- consumer carpet and expanded post- consumer carpet tile recycling capabilities in Europe Social & Community Impact Foster and develop a world-class experience for all employees and empower them to bring their whole selves to work every day. • Certified by Great Place to Work® in nine countries • Expanded employee learning and development programs • Invested in additional health and wellness resources for employee well- being • Introduced two new Inclusion Networks, open to all employees Governance, Compliance & Ethics Conduct business ethically and responsibly and drive value for all our stakeholders. • Established Innovation & Sustainability Committee with the Board of Directors • Published Environmental Policy to reaffirm our dedication the highest standards of environmental responsibility • Updated our Audit Committee and Compensation & Talent Development Committee charters • Increased and enhanced compliance training globally

15The linked 2023 Impact Report is not a part of, or incorporated into, this presentation. ESG at Interface We are focused on reducing our environmental footprint, making Interface a great place to work, and doing business ethically and responsibly to benefit all stakeholders – employees, customers, shareholders, and the environment. Learn more about our efforts in the ESG section of our investor site where you will find our latest 2023 Impact Report as well as other ESG Resources. Our 2024 Impact Report will be available in June 2025.

Financial Performance

Financials at a Glance 17 Currency Neutral Net Sales $302 +4.1% YoY Net Sales $297 +2.6% YoY Adjusted SG&A 29.2% % of Net Sales Adjusted Operating Income $25.5 8.6% of Net Sales Net Debt / Adjusted EBITDA 1.1x Net Sales $1,323 Adjusted EBITDA $187 14.1% of Net Sales Adjusted Operating Income $141 10.7% of Net Sales Q1 2025 LTM Adjusted Earnings Per Share $0.25 Adjusted Diluted Earnings Per Share $1.47 * See Appendix for a reconciliation of Non-GAAP figures ($ in millions, except EPS)

($ in millions, except EPS) 2025 2024 Change Net Sales $297.4 $289.7 2.6% Gross Profit 111.0 110.4 0.5% % of Net Sales 37.3% 38.1% (80) bps SG&A Expense 87.7 86.0 2.1% % of Net Sales 29.5% 29.7% (17) bps Operating Income 23.2 24.4 (5.0%) % of Net Sales 7.8% 8.4% (63) bps Net Income 13.0 14.2 (8.3%) % of Net Sales 4.4% 4.9% (52) bps Diluted EPS 0.22$ 0.24$ (8.3%) First Quarter GAAP Financial Results 18

($ in millions, except EPS) 2025 2024 Change Net Sales $297.4 $289.7 2.6% Adjusted Gross Profit 112.2 111.7 0.5% % of Net Sales 37.7% 38.6% (82) bps Adjusted SG&A Expense 86.8 86.2 0.7% % of Net Sales 29.2% 29.7% (57) bps Adjusted Operating Income 25.5 25.5 (0.3%) % of Net Sales 8.6% 8.8% (25) bps Adjusted Net Income 14.6 14.2 3.0% % of Net Sales 4.9% 4.9% 2 bps Adjusted Diluted EPS 0.25$ 0.24$ 4.2% Adjusted EBITDA $37.0 $38.8 (4.5%) % of Net Sales 12.4% 13.4% (93) bps First Quarer Adjusted Financial Results* 19 * See Appendix for a reconciliation of Non-GAAP figures

Adjusted EBITDA Adjusted Earnings Per Diluted Share Net Debt / FY Adjusted EBITDANet Debt Leverage and Earnings Metrics* 20 $ in millions * See Appendix for a reconciliation of Non-GAAP figures $ in millions

Financial Policy 21 Capital allocation priorities are to invest in the business, manage our leverage ratio, and return capital to shareholders. Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness Manage leverage Optimize cost of capital and manage Net Debt conservatively Explore M&A Opportunities Opportunistically evaluate accretive M&A transactions that are aligned with our strategy Return excess cash to Shareholders Utilize strong free cash flow to return excess cash to shareholders Capital Deployment Philosophy

Appendix

($ in millions) Q1 2024 Q1 2025 Net Sales as Reported (GAAP) $289.7 $297.4 Impact of Changes in Currency - 4.3 Currency Neutral Sales $289.7 $301.7 Gross Profit as Reported (GAAP) $110.4 $111.0 Purchase Accounting Amortization 1.3 1.3 Adjusted Gross Profit $111.7 $112.2 SG&A Expense as Reported (GAAP) $86.0 $87.7 Cyber Event Impact 0.4 - Restructuring, Asset Impairment, Severance and Other, net (0.2) (1.0) Adjusted SG&A Expense $86.2 $86.8 LTM Q1 2024 Q1 2025 Q1 2025 Operating Income as Reported (GAAP) $24.4 $23.2 $133.2 Purchase Accounting Amortization 1.3 1.3 5.1 Cyber Event Impact (0.4) - (0.3) Restructuring, Asset Impairment, Severance and Other, net 0.2 1.0 3.3 Adjusted Operating Income $25.5 $25.5 $141.3 Reconciliation of Non-GAAP Figures 23 Note: Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	Q1 2024	Q1 2025	LTM Q1 2025
Net Income as Reported (GAAP)	**$14.2**	**$13.0**	**$85.8**
Purchase Accounting Amortization	0.9	0.9	3.6
Cyber Event Impact	(0.3)	-	(3.9)
Restructuring, Asset Impairment, Severance and Other, net	0.2	0.7	2.5
Property Casualty Loss(1)	(0.7)	-	(1.0)
Loss on Foreign Subsidiary Liquidation(2)	-	-	2.2
UK Pension Surplus Tax Rate Change	-	-	(2.5)
Adjusted Net Income	**$14.2**	**$14.6**	**$86.7**

	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024	Q1 2024	Q1 2025	LTM Q1 2025
Diluted EPS as Reported (GAAP)	**($1.23)**	**$0.94**	**$0.33**	**$0.76**	**$ 1.48**	**$ 0.24**	**$ 0.22**	**$1.45**
Purchase Accounting Amortization	0.07	0.07	0.06	0.06	0.06	0.02	0.02	0.06
Cyber Event Impact	-	-	0.07	0.01	(0.07)	(0.01)	-	(0.07)
Thailand Plant Shutdown	-	-	0.04	-	-	-	-	-
Goodwill and Intangible Asset Impairment	2.05	-	0.58	-	-	-	-	-
Restructuring, Asset Impairment, Severance and Other, net	0.23	0.16	0.13	0.07	0.03	0.00	0.01	0.04
Property Casualty Loss(1)	-	-	-	(0.01)	(0.03)	(0.01)	-	(0.02)
Loss on Extinguishment of Debt	0.05	-	-	-	-	-	-	-
Loss on Discontinuance of Interest Rate Swaps	0.05	0.06	0.04	0.01	-	-	-	-
Foreign Subsidiary Liquidation(2)	-	-	-	0.09	0.04	-	-	0.04
UK Pension Surplus Tax Rate Change	-	-	-	-	(0.04)	-	-	(0.04)
FIN 48 Release on Discontinued Operations	(0.22)	-	-	-	-	-	-	-
SEC Fine	0.09	-	-	-	-	-	-	-
Warehouse Fire Loss	0.05	-	-	-	-	-	-	-
Impact of Change in Equity Award Forfeiture Accounting	0.02	-	-	-	-	-	-	-
Adjusted Diluted EPS	**$1.15**	**$1.23**	**$1.25**	**$1.00**	**$1.46**	**$0.24**	**$0.25**	**$1.47**

Note: Sum of reconciling items may differ from total due to rounding of individual components

(1) Represents insurance recovery.

(2) In 2024 our Thailand subsidiary was substantially liquidated. In 2023, our Russia and Brazil foreign subsidiaries were substantially liquidated. The related cumulative translation adjustment was recognized in other expense.

24

Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024	Q1 2024	Q1 2025	LTM Q1 2025
Net (Loss) Income as Reported (GAAP)	**($71.9)**	**$55.2**	**$19.6**	**$44.5**	**$86.9**	**$14.2**	**$13.0**	**$85.8**
Income Tax (Benefit) Expense	(7.5)	17.4	22.4	19.1	26.6	4.8	4.1	25.9
Interest Expense (including debt issuance cost amortization)	29.2	29.7	29.9	31.8	23.2	6.4	4.4	21.2
Depreciation and Amortization (excluding debt issuance cost amortization)	43.8	44.3	38.7	38.7	37.3	9.3	9.1	37.2
Share-Based Compensation Expense	(0.5)	5.5	8.5	10.3	12.9	3.9	4.1	13.1
Purchase Accounting Amortization	5.5	5.6	5.0	5.2	5.2	1.3	1.3	5.1
Thailand Plant Shutdown	-	-	2.5	-	-	-	-	-
Cyber Event Impact	-	-	5.1	1.1	(5.5)	(0.4)	-	(5.1)
Property Casualty Loss(1)	-	-	-	(0.5)	(2.3)	(1.0)	-	(1.4)
Goodwill and Intangible Asset Impairment	121.3	-	36.2	-	-	-	-	-
Restructuring, Asset Impairment, Severance and Other, net	16.7	11.8	8.2	5.6	2.5	0.2	1.0	3.3
Warehouse Fire Loss	4.2	(0.2)	-	-	-	-	-	-
SEC Fine	5.0	-	-	-	-	-	-	-
Loss on Foreign Subsidiary Liquidation(2)	-	-	-	6.2	2.2	-	-	2.2
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	**$145.7**	**$169.4**	**$176.1**	**$162.0**	**$189.0**	**$38.8**	**$37.0**	**$187.2**

($ in millions)	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024	Q1 2025
Total Debt	**$577**	**$518**	**$520**	**$417**	**$303**	**$303**
Less: Cash	(103)	(97)	(98)	(110)	($99)	($98)
Net Debt	**$474**	**$421**	**$423**	**$307**	**$204**	**$205**
Total Debt / LTM Net Income as Reported (GAAP)	**(8.0x)**	**9.4x**	**26.6x**	**9.4x**	**3.5x**	**3.5x**
Net Debt / LTM Adjusted EBITDA	**3.2x**	**2.5x**	**2.4x**	**1.9x**	**1.1x**	**1.1x**

Note: Sum of reconciling items may differ from total due to rounding of individual components

** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*

(1) Represents insurance recovery.

(2) In 2024 our Thailand subsidiary was substantially liquidated and the related cumulative translation adjustment was recognized in other expense.

25